Exhibit 99.2

INVESTOR
INFORMATION
Board of Directors

James W. Cogdell	Raymond W. Braun
Chairman	President & CEO
John R. Georgius	Richard B. Jennings
Christopher E. Lee	David J. Lubar
Richard C. Neugent	Scott A. Ransom
Randolph D. Smoak, Jr. M.D.
Executive Management

Raymond W. Braun	Brian L. Happ	Rex A. Noble
Chief Executive Officer & President	Executive VP & Chief Operating Officer	Executive VP Portfolio Management

Charles M. Handy	Andrea L. Hopkins	Sal G. Parente
Executive VP & Chief Financial Officer	VP Human Resources	Executive VP Business Development
Equity Research Coverage

BMO Capital Markets	Jefferies & Co.	Raymond James & Associates
Richard Anderson — 212.885.4180	Tayo Okusanya — 212.336.7076	Paul Puryear — 727.567.2253

Janney Montgomery Scott	KeyBanc Capital Markets	SmithBarney Citigroup
Dan Donlan — 215.665.6476	Karin Ford — 917.368.2293	Quentin Velleley — 212.816.6981
Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent
4401 Barlcay Downs, Drive Suite 300	CSA	Continental Stock Transfer &
Charlotte, NC 28209		Trust Company
Tel: 704.940.2900	Stock Exchange Listing
Fax: 704.940.2959	New York Stock Exchange	Investor Relations
www.cogdell.com		Jaime Buell — 704.940.2929
This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect our views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants; customers’ access to financing; delays in project starts and cancellations by customers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see our reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be realized. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SUMMARY
(in thousands, except per share amounts and portfolio statistics)

	For 3 Months Ended		For the Year Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Revenue	$48,498	$51,296	$182,417	$229,601
EBITDA(1)	11,466	15,926	51,880	57,106
Net income (loss) available to Cogdell Spencer Inc. common shareholders	(92,469)	1,556	(103,043)	(69,728)
Net income (loss) per share available to Cogdell Spencer Inc. common shareholders	$(1.82)	$0.04	$(2.17)	$(2.14)

FFOM available to common shareholders and operating partnership unitholders(2)	(98,878)	8,812	(89,243)	(71,132)
FFOM available to common shareholders and operating partnership unitholders, excluding non-recurring events and impairment charges(2)	6,994	7,907	30,022	31,229

Per share and operating partnership unit data:
FFOM available to common shareholders and operating partnership unitholders(2)	$(1.69)	$0.17	$(1.62)	$(1.75)
FFOM available to common shareholders and operating partnership unitholders, excluding non-recurring events and impairment charges(2)	$0.12	$0.16	$0.54	$0.77

Debt / Gross assets(3)	45%	46%	45%	46%

Portfolio statistics:
Number of properties	66	62	66	62
Total square footage	3,676	3,382	3,676	3,382

(1)	For a definition, discussion, and a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 11.

(2)
For a definition, discussion, and a quantitative reconciliation of the differences between FFOM and net income (loss), see page 9. For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 9.

(3)	Gross assets represents total assets before accumulated depreciation and amortization. (4) Consolidated, in-service properties

(4)	Consolidated, in-service properties

CAPITALIZATION
(in thousands, except per share amounts)

	December 31, 2010
	Shares/Units	Share Price	Value
Common Stock	50,870	$5.80	$295,046
Common Operating Partnership Units	7,518	5.80	43,604
Preferred Stock	2,600	24.95	64,870

Equity value			403,520
Consolidated debt			362,303

Market capitalization			$765,823

HealthPartners Medical & Dental Clinic — Sartell, Minnesota

RESULTS
For the Three Months and Year Ended
December 31, 2010
(in thousands, except per share and operating partnership unit data)
(unaudited)

	For the 3 Months Ended		For the Year Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
FFOM(1)	$(98,878)	$8,812	$(89,243)	$(71,132)
Non-recurring events and impairment charges(2)	105,872	(905)	119,265	102,361

FFOM, excluding non-recurring events and impairment charges	$6,994	$7,907	$30,022	$31,229

Per share and operating partnership unit data:
FFOM(1)	$(1.69)	$0.17	$(1.62)	$(1.75)
Non-recurring events and impairment charges(2)	1.81	(0.01)	2.16	2.52
FFOM, excluding non-recurring events and impairment charges	0.12	0.16	0.54	0.77

	For the 3 Months Ended		For the Year Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
FFO(1)	$(99,252)	$8,782	$(90,738)	$(73,897)
Non-recurring events and impairment charges(2)	105,872	(905)	119,265	102,361

FFO, excluding non-recurring events and impairment charges	$6,620	$7,877	$28,527	$28,464

Per share and operating partnership unit data:
FFO(1)	$(1.70)	$0.17	$(1.64)	$(1.82)
Non-recurring events(2)	1.81	(0.01)	2.16	2.52
FFO, excluding non-recurring events and impairment charges	0.11	0.16	0.52	0.70

	For the 3 Months Ended		For the Year Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Net income (loss) available to Cogdell Spencer Inc. common shareholders	$(92,469)	$1,556	$(103,043)	$(69,728)
Non-recurring events and impairment charges attributable to Cogdell Spencer Inc. common shareholders(2)	92,003	(766)	102,568	82,298

Net income (loss) available to Cogdell Spencer Inc. common shareholders, excluding non-recurring events and impairment charges(2)	$(466)	$790	$(475)	$12,570

Per share data:
Net income (loss) available to Cogdell Spencer Inc. common shareholders	$(1.82)	$0.04	$(2.18)	$(2.14)
Non-recurring events and impairment charges attributable to Cogdell Spencer Inc. common shareholders (2)	1.81	(0.02)	2.17	2.52
Net income (loss) available to Cogdell Spencer Inc. common shareholders, excluding non-recurring events and impairment charges(2)	(0.01)	0.02	(0.01)	0.38

(1)	For a definition, discussion, and a quantitative reconciliation of the differences between FFO, FFOM, and net income (loss), see page 9.

(2)	For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 9.

CONDENSED CONSOLIDATED
BALANCE SHEETS
(in thousands)
(unaudited)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009
Assets
Real estate properties:
Operating real estate properties	$635,663	$632,844	$616,154	$582,050	$561,124
Less: Accumulated depreciation	(119,141)	(112,581)	(106,004)	(99,544)	(93,247)

Total real estate properties, net	516,522	520,263	510,150	482,506	467,877
Construction in process	22,075	15,120	7,951	29,401	43,338

Total real estate properties, net	538,597	535,383	518,101	511,907	511,215
Cash and cash equivalents	12,203	16,028	31,196	18,544	25,914
Restricted cash	6,794	11,649	7,888	3,215	3,060
Tenant and accounts receivable, net	11,383	9,656	8,070	11,502	12,993
Goodwill	22,882	102,195	102,195	108,683	108,683
Trade names and trademarks	—	34,093	34,093	41,240	41,240
Intangible assets, net	18,601	20,025	18,670	20,185	21,742
Other assets	23,684	23,642	24,018	24,724	25,599
Other assets — held for sale	—	—	—	2,243	2,217

Total assets	$634,144	$752,671	$744,231	$742,243	$752,663

Liabilities and Equity
Mortgage notes payable	$317,303	$296,701	$291,199	$286,295	$280,892
Revolving credit facility	45,000	65,000	55,000	80,000	80,000
Term Loan	—	50,000	50,000	50,000	50,000
Accounts payable	11,368	11,814	11,081	9,838	15,293
Billings in excess of costs and estimated earnings on uncompleted contracts	1,930	2,145	4,657	5,353	13,189
Deferred income taxes	—	11,406	13,543	15,688	15,993
Other liabilities	39,819	51,991	48,123	47,879	47,312
Other liabilities — held for sale	—	—	—	2,206	2,204

Total liabilities	415,420	489,057	473,603	497,259	504,883
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders’ equity:
Preferred stock	65,000	—	—	—	—
Common stock	509	507	500	428	427
Additional paid-in capital	417,960	419,439	418,194	370,951	370,593
Accumulated other comprehensive loss	(3,339)	(6,011)	(4,843)	(2,868)	(1,861)
Accumulated deficit	(286,752)	(189,219)	(182,332)	(165,314)	(164,321)

Total Cogdell Spencer Inc. stockholders’ equity	193,378	224,716	231,519	203,197	204,838
Noncontrolling interests:
Real estate partnerships	6,452	5,660	3,810	4,437	5,220
Operating partnership	18,894	33,238	35,299	37,350	37,722

Total noncontrolling interests	25,346	38,898	39,109	41,787	42,942

Total equity	218,724	263,614	270,628	244,984	247,780

Total liabilities and equity	$634,144	$752,671	$744,231	$742,243	$752,663

CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009
Revenues:
Rental revenue	$22,799	$22,765	$20,995	$21,245	$20,375
Design-Build contract revenue and other sales	24,850	15,734	15,236	35,436	30,016
Property management and other fees	824	809	761	818	807
Development management and other income	25	1	17	103	98

Total revenues	48,498	39,309	37,009	57,602	51,296

Expenses:
Property operating and management	8,012	9,067	8,387	8,198	8,021
Design-Build contracts and development management	22,169	13,806	11,407	24,619	21,388
Selling, general, and administrative	8,561	6,684	9,345	5,820	11,067
Depreciation and amortization	8,283	8,293	8,182	8,085	7,470
Impairment charges	113,406	—	13,635	—	—

Total expenses	160,431	37,850	50,956	46,722	47,946

Income (loss) from continuing operations before other income (expense) and income tax benefit (expense)	(111,933)	1,459	(13,947)	10,880	3,350
Other income (expense):
Interest and other income	210	151	134	160	164
Gain on settlement from MEA Holdings, Inc. transaction	—	—	—	—	4,905
Interest expense	(5,662)	(5,851)	(5,393)	(5,089)	(5,123)
Debt extinguishment and interest rate derivative expense	(339)	(7)	(9)	(15)	(10)
Equity in earnings (loss) of unconsolidated partnerships	7	3	—	3	10

Total other income (expense)	(5,784)	(5,704)	(5,268)	(4,941)	(54)

Income (loss) from continuing operations before income tax benefit	(117,717)	(4,245)	(19,215)	5,939	3,296
Income tax benefit (expense)	11,815	2,294	5,174	(1,726)	60

Income (loss) from continuing operations	(105,902)	(1,951)	(14,041)	4,213	3,356
Discontinued operations:
Income (loss) from discontinued operations	—	—	24	(18)	(41)
Impairment of real estate property	—	—	—	—	(1,359)
Gain on sale of real estate property	—	—	264	—	—

Total discontinued operations	—	—	288	(18)	(1,400)

Net income (loss)	(105,902)	(1,951)	(13,753)	4,195	1,956

Net income attributable to the noncontrolling interest in real estate partnerships	(171)	(172)	(177)	(311)	(131)
Net (income) loss attributable to the noncontrolling interest in operating partnership	13,812	285	1,909	(598)	(269)
Dividends on preferred stock	(208)	—	—	—	—

Net income (loss) available to Cogdell Spencer Inc. common shareholders	$(92,469)	$(1,838)	$(12,021)	$3,286	$1,556

Per share data — basic and diluted:
Income (loss) from continuing operations attributable to Cogdell Spencer Inc. common shareholders	$(1.82)	$(0.04)	$(0.27)	$0.08	$0.06
Income (loss) from discontinued operations attributable to Cogdell Spencer Inc. common shareholders	—	—	0.01	—	(0.02)

Net income (loss) per share available to Cogdell Spencer Inc. common shareholders	$(1.82)	$(0.04)	$(0.26)	$0.08	$0.04

Weighted average common shares — basic and diluted	50,745	50,083	46,111	42,768	42,615

Net income (loss) available to Cogdell Spencer Inc. common shareholders:
Continuing operations, net of tax	$(92,469)	$(1,838)	$(12,267)	$3,301	$2,740
Discontinued operations	—	—	246	(15)	(1,184)

Net income (loss) available to Cogdell Spencer Inc. common shareholders	$(92,469)	$(1,838)	$(12,021)	$3,286	$1,556

BUSINESS SEGMENT
REPORTING
(in thousands)
(unaudited)

		Design-Build
	Property	and	Intersegment	Unallocated
Three months ended Dec. 31, 2010	Operations	Development	Eliminations	and Other	Total

Revenues:
Rental revenue	$22,821	$—	$(22)	$—	$22,799
Design-Build contract revenue and other sales	—	31,640	(6,790)	—	24,850
Property management and other fees	824	—	—	—	824
Development management and other income	—	419	(394)	—	25

Total revenues	23,645	32,059	(7,206)	—	48,498

Certain operating expenses:
Property operating and management	8,012	—	—	—	8,012
Design-Build contracts and development management	—	29,007	(6,838)	—	22,169
Selling, general, and administrative	—	4,651	(22)	—	4,629
Impairment charges	—	113,406	—	—	113,406

Total certain operating expenses	8,012	147,064	(6,860)	—	148,216

	15,633	(115,005)	(346)	—	(99,718)
Interest and other income	178	—	—	32	210
Corporate general and administrative expenses	—	—	—	(3,932)	(3,932)
Interest expense	—	—	—	(5,662)	(5,662)
Interest rate derivative expense	—	—	—	(339)	(339)
Benefit from income taxes applicable to funds from operations modified	—	—	—	11,576	11,576
Non-real estate related depreciation and amortization	—	(292)	—	(51)	(343)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	10	—	—	—	10
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(472)	—	—	—	(472)
Dividends on preferred stock	—	—	—	(208)	(208)

Funds from operations modified (FFOM)	15,349	(115,297)	(346)	1,416	(98,878)

Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(571)	—	239	(374)

Funds from operations (FFO)	15,307	(115,868)	(346)	1,655	(99,252)

Real estate related depreciation and amortization	(7,330)	—	—	—	(7,330)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	472	—	—	—	472
Dividends on preferred stock	—	—	—	208	208

Net income (loss)	$8,449	$(115,868)	$(346)	$1,863	$(105,902)

BUSINESS SEGMENT
REPORTING
(in thousands)
(unaudited)

		Design-Build
	Property	and	Intersegment	Unallocated
Year ended Dec. 31, 2010:	Operations	Development	Eliminations	and Other	Total

Revenues:
Rental revenue	$87,895	$—	$(92)	$—	$87,803
Design-Build contract revenue and other sales	—	113,997	(22,741)	—	91,256
Property management and other fees	3,212	—	—	—	3,212
Development management and other income	—	5,861	(5,715)	—	146

Total revenues	91,107	119,858	(28,548)	—	182,417

Certain operating expenses:
Property operating and management	33,664	—	—	—	33,664
Design-Build contracts and development management	—	97,561	(25,560)	—	72,001
Selling, general, and administrative	—	17,373	(92)	—	17,281
Impairment charges	—	127,041	—	—	127,041

Total certain operating expenses	33,664	241,975	(25,652)	—	249,987

	57,443	(122,117)	(2,896)	—	(67,570)
Interest and other income	607	3	—	45	655
Corporate general and administrative expenses	—	—	—	(13,130)	(13,130)
Interest expense	—	—	—	(21,994)	(21,994)
Interest rate derivative expense	—	—	—	(371)	(371)
Benefit from income taxes applicable to funds from operations modified	—	—	—	16,600	16,600
Non-real estate related depreciation and amortization	—	(997)	—	(229)	(1,226)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	26	—	—	—	26
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(2,031)	—	—	—	(2,031)
Discontinued operations	9	—	—	(3)	6
Dividends on preferred stock	—	—	—	(208)	(208)

Funds from operations modified (FFOM)	56,054	(123,111)	(2,896)	(19,290)	(89,243)

Amortization of intangibles related to purchase accounting, net of income tax benefit	(169)	(2,282)	—	956	(1,495)

Funds from operations (FFO)	55,885	(125,393)	(2,896)	(18,334)	(90,738)

Real estate related depreciation and amortization	(29,177)	—	—	—	(29,177)
Gain on sale of real estate property	264	—	—	—	264
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	2,031	—	—	—	2,031
Dividends on preferred stock	—	—	—	208	208

Net income (loss)	$29,003	$(125,393)	$(2,896)	$(18,126)	$(117,412)

RECONCILIATION OF
NET INCOME (LOSS)
to Funds from Operations and Funds
from Operations Modified(1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009
Net income (loss)	$(105,902)	$(1,951)	$(13,753)	$4,195	$1,956
Add:
Real estate related depreciation and amortization(2):
Wholly-owned and consolidated properties, including amounts in discontinued operations	7,327	7,372	7,272	7,194	7,197
Unconsolidated real estate partnerships	3	3	3	3	3

Less:
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(472)	(476)	(479)	(616)	(374)
Dividends on preferred stock	(208)	—	—	—	—
Gain on sale of real estate property	—	—	(264)	—	—

Funds from Operations (FFO)(1)	(99,252)	4,948	(7,221)	10,776	8,782
Amortization of intangibles related to purchase accounting, net of tax benefit	374	374	374	373	30

Funds from Operations Modified (FFOM)(1)	(98,878)	5,322	(6,847)	11,149	8,812
Non-recurring events and impairment charges:
Intangible asset impairment charges, net of tax benefit	93,826	—	10,848	—	—
Deferred tax asset valuation allowance	10,553	—	—	—	—
Mr. Cogdell’s retirement compensation expense	1,493	—	—	—	—
Mr. Spencer’s retirement compensation expense, net of income tax benefit	—	—	2,545	—	—
Strategic planning professional fees	—	—	—	—	2,641
Impairment of real estate property held for sale	—	—	—	—	1,359
Gain on settlement from MEA Holdings, Inc. transaction	—	—	—	—	(4,905)

Impact of non-recurring events and impairment charges	105,872	—	13,393	—	(905)

FFOM, excluding non-recurring events and impairment charges	$6,994	$5,322	$6,546	$11,149	$7,907

FFO per share and unit — basic and diluted	$(1.70)	$0.09	$(0.13)	$0.21	$0.17
FFOM per share and unit — basic and diluted	$(1.69)	$0.09	$(0.13)	$0.22	$0.17
FFOM per share and unit — basic and diluted, excluding non-recurring events	$0.12	$0.09	$0.12	$0.22	$0.16

Weighted average shares and units outstanding	58,389	57,849	53,913	50,559	50,386

(1)
FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. We present FFO and FFOM because we consider them important supplemental measures of operational performance. We believe FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. We believe that FFOM allows securities analysts, investors and other interested parties to evaluate current period results to results prior to the acquisition of MEA Holdings, Inc. FFO and FFOM are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and FFOM excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO and FFOM utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. We adjust the NAREIT definition to add back noncontrolling interests in consolidated real estate partnerships before real estate related depreciation and amortization and deduct dividends on preferred stock. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)
Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and our share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

COVERAGE
RATIOS
(in thousands, except ratio amounts)

	Three Months Ended
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009
Interest coverage ratio:
EBITDA	$11,466	$9,906	$11,364	$19,144	$15,926
Cash paid for interest	5,901	5,515	5,542	5,289	5,336

Interest coverage ratio	1.94	1.80	2.05	3.62	2.98

Fixed charge coverage ratio:
EBITDA	$11,466	$9,906	$11,364	$19,144	$15,926
Fixed charges:
Cash paid for interest	5,901	5,515	5,542	5,289	5,336
Principal payments	1,111	1,096	1,019	1,031	928

Total fixed charges	$7,012	$6,611	$6,561	$6,320	$6,264

Fixed charge coverage ratio	1.64	1.50	1.73	3.03	2.54

MIMA Gateway — Melbourne, Florida

RECONCILIATION OF
EARNINGS
Before Interest, Taxes, Depreciation,
and Amortization (“EBITDA”)(1)
(in thousands)

For the Three
Months Ended
Dec. 31, 2010
Reconciliation of net income (loss) to EBITDA:
Net loss	$(105,902)
Interest expense	5,662
Income tax benefit	(11,815)
Depreciation and amortization	8,283
Impairment charges	113,406
Mr. Cogdell’s retirement compensation expense	1,493
Debt extinguishment and interest rate derivative expense	339

EBITDA(1)	$11,466

Frontier Cancer Center and Blood Institute — Billings, Montana

(1)
We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

CONSOLIDATED
DEBT ANALYSIS
as of December 31, 2010
(dollars in thousands)

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured mortgage loans — wholly-owned properties:
St. Francis CMOB, St. Francis Professional Medical Center	LIBOR + 1.85	5.17	(1)	$6,688	6/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women’s	LIBOR + 1.85	5.17	(1)	7,184	6/15/2011	39
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(1)	4,637	8/18/2011	39
Mulberry Medical Park	6.25	6.25		863	9/15/2011	10
Methodist Professional Center I	LIBOR + 1.30	1.56		25,250	10/31/2011	30
St. Francis Outpatient Surgery Center	LIBOR + 3.25	3.51		13,000	11/29/2011	Interest only
River Hills Medical Plaza	LIBOR + 3.75	5.53	(1)	3,445	12/22/2011	22
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(1)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,278	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		8,067	1/12/2013	25
One Medical Park	5.93	5.93		4,852	11/1/2013	20
Three Medical Park	5.55	5.55		7,455	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(2)	2,259	5/5/2014	20
Lancaster Rehabilitation Hospital	6.71	6.71		9,463	6/26/2014	25
Lancaster Rehabilitation Hospital	6.79	6.79		2,084	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,148	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,735	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		962	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice, and Northcross Family Physicians	7.00	7.00		7,303	10/15/2014	20
Rocky Mount Medical Park	LIBOR + 3.50	3.76	(3)	10,279	10/22/2014	25
MRMC MOB I	7.33	7.33		5,905	11/1/2014	25
HealthPartners Medical & Dental Clinics	LIBOR + 3.25	6.80	(1)	12,065	11/1/2014	22.5
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(5)	8,017	12/15/2014	25
Peerless Crossing Medical Center	6.06	6.06		7,253	9/1/2016	30
Central NY Medical Center	6.22	6.22		24,500	7/15/2017	Interest only
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only	(6)
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Health Park Medical Office Building	7.50	7.50		6,901	12/1/2019	25
Medical Center Physicians Tower	LIBOR + 2.50	6.19	(1)	14,707	3/1/2019	25
University Physicians — Grants Ferry	LIBOR + 2.25	5.95	(1)	10,408	4/20/2019	25
Roper Medical Office Building	7.10	7.10		9,281	6/1/2019	25

Total / weighted average mortgages — wholly-owned properties		5.31		270,014

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)	We have entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning

CONSOLIDATED
DEBT ANALYSIS
as of December 31, 2010
(continued)
(dollars in thousands)

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured revolving credit facility:
Tranche I	LIBOR + 1.15	4.26	(1)	30,000	3/10/2011	Interest only
Tranche II	LIBOR + 1.15	1.41		15,000	3/10/2011	Interest only

Total / weighted average secured revolving credit facility		3.31		45,000

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.56		10,838	5/1/2011	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.26		1,470	5/1/2011	Interest only
English Road Medical Center	6.03	6.03		5,162	3/1/2012	25
Lancaster ASC MOB	LIBOR + 1.20	5.23	(1)	10,210	3/2/2015	25
Woodlands Center for Specialized Medicine	LIBOR + 1.50	6.21	(1)	16,610	9/26/2018	25
Bonney Lake Medical Office Building	LIBOR + 3.25	3.51	(7)	2,937	2/5/2019	25	(4)

Total / weighted average consolidated real estate partnerships		4.68		47,227

Total / weighted average debt				362,241
Unamortized premium				62

Total / weighted average debt		4.98		$362,303

Woodlands Center for Specialized Medicine — Pensacola, Florida

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)	The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning

CONSOLIDATED
DEBT ANALYSIS
as of December 31, 2010
Future Scheduled Repayments

					Weighted
					Average
					Interest Rate on
				Percent of Total	Maturing
Year	Amortization	Maturities	Total	Mortgages	Debt(1)
2011	$4,598	$72,845	$77,443	24%	3.0%
2012	4,400	23,646	28,046	9%	5.9%
2013	4,399	11,577	15,976	5%	6.0%
2014	3,590	60,622	64,212	20%	5.3%
2015	2,189	9,233	11,422	4%	5.2%
Thereafter	5,727	114,415	120,142	38%	6.2%

Total mortgages	$24,903	$292,338	$317,241	100%	5.2%
Secured revolving credit facility (March 2014 maturity)	—	45,000	45,000

Total	$24,903	$337,338	$362,241

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to our filings with the Securities and Exchange Commission.

CONSOLIDATED
DEBT ANALYSIS
as of December 31, 2010
(continued)

			Weighted Average
	Balance	Percent of Total	Interest Rate(1)	Maturity (Years)
Debt Profile
Fixed rate mortgages — wholly-owned properties	$221,485	61%	6.1%	4.7
Variable rate mortgages — wholly-owned properties	48,529	13%	1.8%	0.7
Secured revolving credit facility	45,000	12%	3.3%	0.2
Mortgages — consolidated real estate partnerships	47,227	13%	4.7%	4.3

Total	$362,241	100%	5.0%	3.6

Secured revolving credit facility as of December 31, 2010
Facility	$150,000
Less: Outstanding	45,000
Less: Letters of credit	8,128

Availability	$96,872

Capitalized interest 4Q 2010	$135

			Current
Covenant summary	Required		Quarter	In Compliance
Secured revolving credit facility(2):
Maximum total leverage ratio	< 70%		44%	Yes
Maximum real estate leverage ratio	< 70%		45%	Yes
Minimum fixed charge coverage ratio	> 1.50	x	1.94	Yes
Minimum required tangible net worth	> $235,636		$329,051	Yes
Maximum total debt to real estate value ratio	< 90%		45%	Yes

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to our filings with the Securities and Exchange Commission.

PROPERTY
SUMMARY
(dollars and square feet in thousands)

	Same Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Property count	61	61	61	61	61
Square feet	3,310	3,310	3,310	3,310	3,310
Occupancy	90.0%	90.8%	91.3%	90.0%	91.3%

Rental revenue	$20,461	$20,463	$20,529	$81,324	$80,833
Costs related to property operations	(7,339)	(8,146)	(7,486)	(30,895)	(29,719)

Net operating income	13,122	12,317	13,043	50,429	51,114
Straight line rent	(234)	(122)	(101)	(505)	(509)
Fair value of lease revenues(1)	(104)	(100)	(132)	(437)	(542)

Adjusted net operating income	$12,784	$12,095	$12,810	$49,487	$50,063

	Total Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Property count	66	66	62	66	62
Square feet	3,676	3,676	3,382	3,676	3,382
Occupancy	90.2%	90.9%	91.5%	90.2%	91.5%

Rental revenue	$22,799	$22,765	$20,375	$87,803	$79,486
Property management and other fees	824	809	807	3,212	3,336
Costs related to property operations	(8,012)	(9,067)	(8,021)	(33,664)	(31,810)

Net operating income	15,611	14,507	13,161	57,351	51,012
Straight line rent	(429)	(323)	(149)	(1,206)	(556)
Fair value of lease revenues(1)	(99)	(97)	(132)	(429)	(542)

Adjusted net operating income	$15,083	$14,087	$12,880	$55,716	$49,914

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

PROPERTY
LISTING
as of December 31, 2010

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot

California
Verdugo Hills Professional Bldg I	Glendale	100.0%	64,056	93.1%	$1,930,055	$32.35
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,439,002	33.70

			106,962	95.7%	3,369,057	32.91
Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,452,055	32.27

Georgia
Augusta POB I	Augusta	100.0%	99,494	93.2%	1,356,650	14.63
Augusta POB II	Augusta	100.0%	125,634	87.6%	2,304,051	20.93
Augusta POB III	Augusta	100.0%	47,034	90.0%	909,175	21.48
Augusta POB IV	Augusta	100.0%	55,134	83.1%	895,774	19.54
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	858,710	27.80
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,760,881	28.34

			424,568	90.5%	8,085,241	21.05
Indiana
Methodist Professional Center I(1)	Indianapolis	100.0%	150,243	95.2%	3,480,256	24.34
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	653,679	27.15

			174,323	95.8%	4,133,935	24.75
Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	95.7%	978,786	21.81
OLBH Parking Garage					890,962

			46,907	95.7%	1,869,748	21.81
Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	99.1%	2,574,872	21.67
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,785,905	22.62
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	995,663	92.11

			253,914	99.6%	6,356,440	25.14
Minnesota
Health Partners Medical & Dental Clinics	Sartell	100.0%	60,108	94.9%	1,970,692	34.54

Mississippi
University Physicians — Grants Ferry	Flowood	100.0%	50,575	100.0%	1,619,447	32.02

New York
Central NY Medical Center(3)	Syracuse	100.0%	111,634	97.8%	2,918,133	26.73

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

PROPERTY
LISTING
as of December 31, 2010
(continued)

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot

North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,853,215	38.24
Barclay Downs	Charlotte	100.0%	38,395	100.0%	645,085	16.80
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	96.4%	1,389,705	22.29
Birkdale II	Huntersville	100.0%	8,269	100.0%	203,672	24.63
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	631,660	24.29
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	161,232	20.05
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	950,728	28.08
Gaston Professional & Ambulatory Surgery Centers Gaston Parking	Gastonia	100.0%	114,956	100.0%	2,739,964	23.83
Gateway Medical Office Building	Concord	100.0%	61,789	69.1%	1,119,819	26.21
Harrisburg Family Physicians	Harrisburg	100.0%	8,202	100.0%	224,301	27.35
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	500,851	27.28
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	397,713	24.10
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	66.0%	858,662	24.77
Medical Arts Building	Concord	100.0%	84,972	93.3%	1,817,675	22.93
Midland Medical Park	Midland	100.0%	14,610	100.0%	441,985	30.25
Mulberry Medical Park	Lenoir	100.0%	24,992	87.0%	467,570	21.50
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	234,496	29.25
Randolph Medical Park	Charlotte	100.0%	84,131	69.2%	1,292,498	22.21
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	202,567	20.05
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	100.0%	2,091,904	21.57
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	203,224	26.22

			872,357	89.1%	19,469,829	24.28

Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	100.0%	57,508	100.0%	1,484,740	25.82
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	2,130,199	33.17

			121,722	100.0%	3,614,939	29.70

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

PROPERTY
LISTING
as of December 31, 2010
(continued)

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot

South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	628,047	24.25
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,346,384	22.69
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	533,125	31.53
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	728,004	19.44
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	78.0%	766,672	19.94
Mount Pleasant Medical Office Long Point	Mt. Pleasant	100.0%	38,735	77.4%	795,812	26.55
One Medical Park	Columbia	100.0%	69,840	83.9%	1,448,084	24.73
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,147,120	25.37
Providence MOB I	Columbia	100.0%	48,500	82.0%	879,088	22.10
Providence MOB II	Columbia	100.0%	23,280	88.8%	424,702	20.55
Providence MOB III	Columbia	100.0%	54,417	73.3%	783,493	19.64
River Hills Medical Plaza	Little River	100.0%	27,566	70.9%	637,881	32.63
Roper Medical Office Building	Charleston	100.0%	122,785	84.7%	2,223,487	21.37
St. Francis CMOB	Greenville	100.0%	45,140	96.6%	1,154,968	26.49
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	100.0%	840,813	29.26
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	67.6%	825,515	19.46
St. Francis Outpatient Surgery Center	Greenville	100.0%	72,491	100.0%	2,169,417	29.93
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,131,301	22.73
St. Francis Women’s	Greenville	100.0%	57,590	79.2%	972,590	21.31
Three Medical Park	Columbia	100.0%	88,755	82.3%	1,722,577	23.60

			1,090,698	85.3%	22,159,080	23.81

Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	88.8%	1,730,882	37.38
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,008,848	24.91

			92,657	93.7%	2,739,730	31.56

Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	77.2%	1,275,077	29.19
St. Mary’s MOB North — (Floors 6 & 7)	Richmond	100.0%	30,617	100.0%	783,450	25.59

			87,227	85.2%	2,058,527	27.71

Total			3,569,637	90.6%	$82,816,853	$25.14

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

PROPERTY
OCCUPANCY RATE

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009
California
Verdugo Professional Bldg I	93.1%	94.3%	94.3%	94.3%	95.2%
Verdugo Professional Bldg II	99.5%	99.5%	99.5%	99.5%	99.5%

Florida
Woodlands Center for Specialized Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Georgia
Augusta POB I	93.2%	90.7%	90.7%	77.7%	81.9%
Augusta POB II	87.6%	87.6%	87.6%	87.6%	87.6%
Augusta POB III	90.0%	90.0%	90.0%	90.0%	90.0%
Augusta POB IV	83.1%	82.5%	82.5%	82.5%	82.5%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	95.2%	95.2%	96.4%	96.4%	96.4%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	95.7%	100.0%	91.5%	100.0%	95.9%

Louisiana
East Jefferson MOB	99.1%	98.8%	100.0%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

Minnesota
Health Partners Medical & Dental Clinics	94.9%	94.9%	94.9%	n/a	n/a

Mississippi
University Physicians — Grants Ferry	100.0%	100.0%	100.0%	n/a	n/a

New York
Central NY Medical Center	97.8%	97.8%	97.8%	95.4%	96.7%

PROPERTY
OCCUPANCY RATE
(continued)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009
North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	71.1%	71.1%	71.1%
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	96.4%	96.4%	96.4%	96.4%	100.0%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	95.7%
Gaston Professional & Ambulatory Surgery Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	69.1%	69.1%	69.1%	69.1%	87.9%
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	66.0%	66.0%	66.0%	66.9%	62.9%
Medical Arts Building	93.3%	93.3%	98.2%	98.2%	98.2%
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	87.0%	87.0%	87.0%	77.7%	87.0%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	69.2%	69.2%	71.8%	71.8%	71.8%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	92.8%	92.8%	100.0%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	100.0%	100.0%	100.0%

PROPERTY
OCCUPANCY RATE
(continued)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009
South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Bldg	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	78.0%	78.0%	78.0%	78.0%	80.4%
Mount Pleasant Medical Office Long Point	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park	83.9%	78.2%	80.8%	80.8%	80.8%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	82.0%	87.2%	87.2%	87.2%	87.2%
Providence MOB II	88.8%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	73.3%	55.5%	49.6%	55.5%	55.5%
River Hills Medical Plaza	70.9%	70.9%	70.9%	70.9%	79.5%
Roper Medical Office Building	84.7%	95.6%	95.6%	95.6%	99.3%
St. Francis CMOB	96.6%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Charleston)	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Greenville)	67.6%	61.5%	50.7%	50.7%	50.7%
St. Francis Outpatient Surgery Center	100.0%	100.0%	n/a	n/a	n/a
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women’s	79.2%	79.2%	76.5%	76.5%	76.5%
Three Medical Park	82.3%	100.0%	100.0%	100.0%	100.0%

Tennessee
Health Park Medical Office Building	88.8%	88.8%	88.8%	100.0%	100.0%
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	77.2%	92.7%	100.0%	100.0%	100.0%
St. Mary’s MOB North — (Floors 6 & 7)	100.0%	100.0%	100.0%	100.0%	90.1%

LEASE
EXPIRATIONS
for Leases in Place at
December 31, 2010

			Percentage of		Percentage of	Annualized
	Number of	Net Rentable	Net Rentable	Annualized	Property	Rent Per Leased
	Leases Expiring	Square Feet	Square Feet	Rent	Annualized Rent	Square Foot

Available	—	335,140	9.4%	$—	—	$—
2011	118	380,104	10.6%	8,822,530	10.7%	23.21
2012	137	563,865	15.8%	15,488,211	18.7%	24.81	(1)
2013	88	371,802	10.4%	8,558,824	10.3%	23.02
2014	80	367,583	10.3%	9,143,332	11.0%	24.87
2015	69	266,544	7.5%	6,117,214	7.4%	22.95
2016	31	150,487	4.2%	3,093,863	3.7%	20.56
2017	47	285,658	8.0%	7,617,039	9.2%	26.66
2018	19	112,358	3.1%	2,886,922	3.5%	25.69
2019	19	143,101	4.0%	3,188,922	3.9%	22.28
2020	13	87,324	2.4%	2,017,720	2.4%	23.11
Thereafter	17	505,671	14.2%	15,882,276	19.2%	31.41

Total	638	3,569,637	100.0%	$82,816,853	100.0%	$25.14	(1)

St. Francis Outpatient Surgery Center — Greenville, South Carolina

(1)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

TEN LARGEST
TENANTS
by Annualized Rent at
December 31, 2010

	Annualized	Percent of
Tenant	Rent	Portfolio
1. Carolinas Healthcare System	$5,755,211	6.9%
2. Bon Secours St. Francis Hospital	5,545,679	6.7%
3. Palmetto Health Alliance	2,947,052	3.6%
4. Lancaster General Hospital	2,904,486	3.5%
5. Woodlands Medical	2,452,055	3.0%
6. Clarian Health Partners	2,360,612	2.9%
7. Jefferson Parish Hospital District #2	1,903,291	2.3%
8. Gaston Memorial Hospital	1,889,533	2.3%
9. University Hospital, Augusta, GA	1,866,583	2.3%
10. HealthPartners, Inc.	1,835,923	2.2%

	$29,460,425	35.6%

Lancaster ASC MOB — Lancaster, Pennsylvania

GROUND & AIR RIGHTS
LEASES
as of December 31, 2010

		Ground or Air
	Net Rentable	Rights Lease
	Square Feet	Expiration(1)
200 Andrews	25,902	2063
Alamance Regional Mebane Outpatient Ctr	68,206	2086
Beaufort Medical Plaza	59,340	2070
East Jefferson Medical Plaza	123,184	2043
East Jefferson MOB	119,921	2035
East Jefferson MRI	10,809	2027
Gaston MOB and Surgery Center	114,956	2035
Gateway Medical Office Building	61,789	2054
Good Samaritan Medical Office Building (2)	79,641	2111
Lancaster ASC MOB	64,215	2091
Lancaster Rehabilitation Hosp	57,508	2092
Mary Black Westside Medical Office Building	37,455	2061
Medical Arts Building	84,972	2070
Medical Center Physicians Tower	106,772	2089
Methodist Professional Center I (and adjacent parking deck)	150,243	2060
Mount Pleasant Medical Office Longpoint	38,735	2070
Mulberry Medical Park	24,992	2057
OLBH Same Day Surgery MOB/Parking Garage	46,907	2067
One Medical Park	69,840	2033
Parkridge MOB LLC	89,451	2053
Providence MOB I	48,500	2049
Providence MOB II	23,280	2034
Roper Medical Office Building	122,784	2042
St Francis CMOB	45,140	2060
St Francis Medical Plaza (Greenville)	62,724	2070
St Francis Outpatient Surgery Center	72,491	2060
St Francis Women’s	57,590	2070
St. Francis Medical Plaza (Charleston)	28,734	2073
St. Francis Professional Medical Center	49,767	2050
St. Mary’s MOB North (Floors 6 & 7)	30,617	2058
Three Medical Park	88,755	2039

(1)	Year of expiration assumes we have exercised lease renewal options.

(2)	Property in construction as of December 31, 2010.

PIPELINE
Orthopaedic Hospital of Wisconsin — Glendale, Wisconsin

INTER-COMPANY
PROFIT ELIMINATION EXAMPLE
We are required to account for the operations of our Design-Build and Development segment separately from that of our Property Operations segment due to Federal income tax guidelines (see Note 2 in our Consolidated Financial Statements on Form 10-K or 10-Q for further explanation of Real Estate Investment Trust organizational and operational guidance). Generally accepted accounting principles require that we eliminate these inter-company profits upon consolidation.
At times, the Design-Build and Development segment will construct a building for the Property Operations segment. Upon consolidation, the profits earned by the Design-Build and Development segment must be eliminated and the corresponding value of the building reduced by the same amount.
In the example below, Property Operations pays Design-Build and Development a market value of $10.0 million to construct a building. Design-Build and Development’s cost to construct the building is $9.0 million. Upon consolidation, we eliminate the $1.0 million profit and reduce the carrying value of the building to $9.0 million. Had we hired a third party general contractor, our carrying value would have been $10.0 million.
Regardless of who constructs the building, Property Operations establishes the rental rate based on the building’s market value of $10.0 million. Assuming an 8.0% return on cost, the rental rate is set at $0.8 million. Since we self-constructed the building, our consolidated (and internal) cost is actually $9.0 million which then increases our return on investment to 8.9% ($0.8 million divided by $9.0 million).

	Building	Return on
	Carrying Value	Investment

Building results as constructed by a third-party	$10,000,000	8.0%

Building results as constructed internally	$9,000,000	8.9%

	Property	Design-Build &	Profit	Consolidated
	Operations	Development	Elimination	Cogdell Spencer

Assets:
Cash	$(10,000,000)	$1,000,000	$—	$(9,000,000)
Building	10,000,000	—	(1,000,000)	9,000,000

	$—	$1,000,000	$(1,000,000)	—

Liabilities and equity:
Secured Credit Facility	$—	$—	$—	$—
Equity (current year earnings)	—	1,000,000	(1,000,000)	—

	$—	$1,000,000	$(1,000,000)	$—

Income statement:
Design-Build Revenue	$—	$10,000,000	$(10,000,000)	$—
Design-Build Cost of Sales	—	(9,000,000)	9,000,000	—

Gross Margin	$—	1,000,000	$(1,000,000)	$—

ACQUISITIONS &
COMPLETED DEVELOPMENTS
for the Period January 1, 2009
through December 31, 2010
(dollars in thousands)

					Purchase Price/
			Date Acquired/	Net Rentable	Construction
Property	Location	Type	In-service	Square Feet	Cost

Alamance Regional Mebane Outpatient Center(1)	Mebane, NC	Development	3Q 2009	68,206	$17,449
Woodlands Center for Specialized Medicine(2)	Pensacola, FL	Development	4Q 2009	75,985	24,732
HealthPartners Medical Office Building	St. Cloud, MN	Development	2Q 2010	60,108	15,624
University Physicians — Grant’s Ferry	Brandon, MS	Development	2Q 2010	50,575	14,032
Lancaster Rehabilitation Hospital(3)	Lancaster, PA	Development	2Q 2010	4,630	1,991
St. Francis Outpatient Surgery Center	Greenville, SC	Acquisition	3Q 2010	72,491	16,638

Total 2009 and 2010				331,995	$90,466

Alamance Regional Mebane Outpatient Surgery Center — Mebane, North Carolina

(1)	Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. We had a 35.1% ownership interest at December 31, 2010.

Alamance Regional Mebane Outpatient Center consists of a MOB and a cancer center, which became operational during 2Q 2009 and 3Q 2009, respectively.

(2)	Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. We had a 40.0% ownership interest at December 31, 2010.

(3)	Represents 4,630 square foot expansion to the existing property.

LEASE-UP
PROPERTY
as of December 31, 2010
(dollars in thousands)

		Completion	Net Rentable	Construction	Percentage
Property	Location	Date	Square Feet	Cost to Date	Leased

Medical Center Physicians Tower	Jackson, TN	2Q 2010	106,772	20,998	100	%(1)
Medical Center Physicians Tower — Jackson, Tennessee

(1)	The property is 75% leased and income producing with the remaining 25% leased and under construction for a third quarter 2011 scheduled date of occupancy.

CONSTRUCTION
IN PROGRESS
as of December 31, 2010
(dollars in thousands)

		Estimated
		Completion	Net Rentable	Investment to	Estimated Total	Percentage
Property	Location	Date	Square Feet	Date	Investment	Leased

Good Sam MOB Investors, LLC	Puyallup, WA	4Q 2011	80,000	$8,854	$24,700	73%
Bonney Lake MOB Investors, LLC(1)	Bonney Lake, WA	3Q 2011	56,000	10,173	17,700	98%
Land and pre-construction developments			—	3,048	—

			136,000	$22,075	$42,400

Bonney Lake Medical Office Building — Bonney Lake, Washington

(1)	We had a 61.7% ownership interest at December 31, 2010.

INVESTMENT IN
REAL ESTATE PROPERTIES
(dollars in thousands)

	Three Months
	Ended	Year Ended
	Dec. 31, 2010	Dec. 31, 2010
Investment in real estate properties:
Development, redevelopment, and acquisitions	$9,084	$38,841
Second generation tenant improvements	274	2,977
Recurring property capital expenditures	731	1,096

Total	$10,089	$42,914

University Physicians — Grants Ferry — Flowood, Mississippi